UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 12, 2018

Date of Report (Date of earliest event reported)

AXM Pharma, Inc.

a/k/a

Aaron Sparks Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

FLORIDA		20-0745214
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Wall Street, New York, New York 10005

(Address of Principal Executive Offices) (Zip Code)

917-890-7067

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On September 12, 2018, AXM Pharma, Inc. a/k/a Aaron Sparks Industries, Inc. (the “Company”) entered into an asset purchase agreement with Emmanuel Neossi. The transaction resulted in a reverse merger by ASIC into AXMP. Pursuant to the execution of the asset purchase agreement, on September 12, 2018, a total number of 10 billion restricted shares of the common stock of AXMP were issued to Emmanuel Neossi as an individual, which shares represent 99% of the total outstanding stock of AXMP in exchange for 100% of Aaron Sparks Industries Cameroon S.A. (ASIC), in Cameroon. The consummation of the merger resulted in AXM Pharma, Inc. a/k/a Aaron Sparks Industries, Inc., Florida corporation, surviving the merger. Mr. Neossi is now controlling 99% of AXM Pharma, Inc. a/k/a Aaron Sparks Industries, Inc.

Section 5 – Corporate Governance and Management

Item 5.01. Change of Control

The information required by this Item 5.01 is set forth under Item 1.01 above and is hereby incorporated by reference in response to this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2018 Emmanuel Neossi was appointed as Chairman of the Board of AXM Pharma, Inc. a/k/a Aaron Sparks Industries, Inc. Based upon the background and experience, Company principals believe that Mr. Neossi is eminently qualified to discharge the duties required for the officer and directorship of the Company.

Section 8 – Other Events

Item 8.01 Other Events.

On September 12, 2018, the Company entered into an asset purchase agreement with Aaron Sparks Industries Cameroon S.A. (ASCI) a transaction that resulted in a reverse merger by into AXM Pharma, Inc. The Company, because of the merger (will provide going forward in subsequent filings) consolidated financial audited statements which include audited year ending December 31, 2017 statements of ASCI and unaudited consolidated statements for the interim period ending September 30, 2018. The ASCI financial statements period ending June 30, 2018 are attached to this Form 8-K as Exhibit 99.1

On October 4, 2018, pursuant to the execution of the asset purchase agreement, Aaron Sparks Industries Cameroon S.A. was transferred to AXM Pharma, Inc. a/k/a Aaron Sparks Industries, Inc. a Florida Corporation and is a subsidiary of the Florida corporation.

The Company submitted initial documents to the Financial Industry Regulatory Authority ("FINRA") regarding this name change on September 25, 2018. FINRA is reviewing the Company's submissions.

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The Company will announce the completion of FINRA's review and the effectiveness of the name change by filing a subsequent Form 8-K.

The foregoing description of the Certificate of Amendment to the Articles of Incorporation is qualified in its entirety by reference to the text of the Amendment attached as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document	Location
3.1	AXM Pharma, Inc./Aaron Sparks Industries, Inc. Certificate of Conversion and Amendments to the Articles of Incorporation as filed in the State of Florida	Filed herewith.
99.1	AXM Pharma, Inc./Aaron Sparks Industries, Inc. consolidated financial statements	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AXM Pharma, Inc. a/k/a Aaron Sparks Industries, Inc.

Dated: October 4, 2018	/s/ Linda Forster
Linda Forster
Chief Executive Officer

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